Exhibit 10(c)

            SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated this the 30th day of September, 1999 by and between CBRL GROUP, INC., a Tennessee corporation ("Borrower") and SUNTRUST BANK, NASHVILLE, N.A., a national banking association as agent (the "Administrative Agent") for the Lenders, as described and defined below.

                     RECITALS:

A. Borrower, Administrative Agent and the Lenders are parties to a Credit Agreement dated as of February 16, 1999, and as amended by a First Amendment to Credit Agreement dated July 29, 1999 (as amended or restated from time to time, the "Credit Agreement").

B. SunTrust Bank, Nashville, N.A., Fifth-Third Bank, Hibernia National Bank, First Union National Bank, First American National Bank, Mercantile Bank National Association, Bank One, NA (as successors to The First National Bank of Chicago), Wachovia Bank, N.A. and Union Planters National Bank, presently constitute all the Lenders under the Credit Agreement.

C. The Borrower and the requisite percentage of Required Lenders desire to amend the Credit Agreement as hereinafter provided.

D. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

E. Attached hereto as collective Exhibit A are the requisite consents of the Required Lenders, consenting to this Amendment and to the Administrative Agent's execution and delivery of this Amendment on behalf of Lenders.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. The Credit Agreement is amended as follows:

(a) As of the date of this Amendment the following Lenders hereby increase their Revolving Credit Commitment in the following amounts:

                                                 Increase
SunTrust Bank, Nashville, N.A.                  $10,710,000
Wachovia Bank, N.A.                             $10,000,000
Bank One, NA                                    $ 7,145,000
First Union National Bank                       $ 7,145,000
Union Planters Bank,                            $ 5,000,000
National Association

(b) The Revolving Credit Commitments are increased as of the date of this Amendment from $300,000,000 to $340,000,000. The amount of the total Commitments, the Revolving Credit Commitments and the Applicable Commitment Percentages are amended as follows:

SunTrust Bank, Nashville, N.A.
Revolving Credit Commitment             $74,995,714.29
Applicable Commitment Percentage                21.98%
Commitment                              $85,710,000.00
Wachovia Bank, N.A.
Revolving Credit Commitment             $70,000,000.00
Applicable Commitment Percentage                20.51%
Commitment                              $80,000,000.00
Bank One, NA
(successor to The First National Bank
of Chicago)
Revolving Credit Commitment             $50,002,142.86
Applicable Commitment Percentage                14.65%
Commitment                              $57,145,000.00
First Union National Bank
Revolving Credit Commitment             $50,002,142.86
Applicable Commitment Percentage                14.65%
Commitment                              $57,145,000.00
Union Planters Bank, National
Association
Revolving Credit Commitment             $26,428,571.43
Applicable Commitment Percentage                 7.69%
Commitment                              $30,000,000.00
Mercantile Bank, National Association
Revolving Credit Commitment             $12,857,142.86
Applicable Commitment Percentage                 3.85%
Commitment                              $15,000,000.00
First American National Bank
Revolving Credit Commitment             $30,000,000.00
Applicable Commitment Percentage                 8.97%
Commitment                              $35,000,000.00
Hibernia National Bank
Revolving Credit Commitment             $12,857,142.86
Applicable Commitment Percentage                 3.85%
Commitment                              $15,000,000.00
Fifth-Third Bank
Revolving Credit Commitment             $12,857,142.86
Applicable Commitment Percentage                 3.85%
Commitment                              $15,000,000.00

(c) Borrower shall execute a First Amended and Restated Revolving
Credit Note to each of the Lenders listed in subsection (a) of this Section, in the forms as set forth in collective Exhibit B.

Section 2. In consideration for the increase in the Revolving Credit Commitments, the Borrower shall pay, concurrently with Administrative Agent's execution hereof, a fee equal to three tenths of one percent of the increase of the Revolving Credit Commitments, payable to the Lenders set forth in Section 1(a) of this Amendment. Such fee shall be paid to the Administrative Agent for payment to such Lenders on a Pro Rata basis.

Section 3. All other documents executed and delivered in connection with the Credit Agreement are hereby amended to the extent necessary to conform to this Amendment. Except as specifically amended herein, the Credit Agreement shall remain unamended and in full force and effect.

Section 4. Borrower represents and warrants that the execution and terms of this Amendment have been duly authorized by all necessary corporate action.

Section 5. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

Section 6. This Amendment may be executed in one or more counterparts, all of which shall, taken together, constitute one original. The parties agree that facsimile signatures shall be deemed to be and treated as original signatures of such parties.

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Credit Agreement as of the day and date first set forth above.

CBRL GROUP, INC.


By: /s/Michael A. Woodhouse
Title: Executive Vice President and COO

SUNTRUST BANK, NASHVILLE, N.A., as
Administrative Agent for the Lenders

By: /s/Allen K. Oakley
Title: Managing Director